                           Certifications Pursuant To
                                 Section 302 of
                         The Sarbanes-Oxley Act of 2002

I, James D. Oberweis certify that:


1.   I have reviewed this report on Form N-CSR of The Oberweis Funds.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.   Not Applicable.

5.   Not Applicable.

6.   Not Applicable.

Date: 03/07/2003
      ---------------

                                            /s/ James D. Overweis
                                            ---------------------
                                                James D. Oberweis
                                                    President

                           Certifications Pursuant To
                                 Section 302 of
                         The Sarbanes-Oxley Act of 2002

I, Patrick B. Joyce certify that:


1.   I have reviewed this report on Form N-CSR of The Oberweis Funds;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. Not Applicable.

5. Not Applicable.

6. Not Applicable.

Date:   3/7/2003
       -----------

                                                 /s/ Patrick B. Joyce
                                         ---------------------------------------
                                                    Patrick B. Joyce
                                         Executive Vice President and Treasurer

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT 0F 2002

In connection with the Annual Report of The Oberweis Funds (the"Company") on Form N-CSR for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James D. Oberweis, President of the Company, certify, pursuant to 18 U.S.C. SS. 1350, as adopted pursuant to SS. 906 of the Sarbanes-Oxley Act of 2002, that:

   1. The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and
   2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Date: March 7, 2003

/s/ James D. Oberweis
---------------------
James D. Oberweis
President

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT 0F 2002

In connection with the Annual Report of The Oberweis Funds (the"Company") on Form N-CSR for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Patrick B. Joyce, Executive Vice President and Treasurer of the Company, certify, pursuant to 18 U.S.C. SS. 1350, as adopted pursuant to SS. 906 of the Sarbanes-Oxley Act of 2002, that:

   1. The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and
   2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Date:    March 7, 2003

/s/ Patrick B. Joyce
--------------------
Patrick B. Joyce
Executive Vice President and Treasurer